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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Fernando Diaz, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522
Karen Jacoppo-Wood, Esq. State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1.    Reports to Stockholders.

2

ANNUAL REPORT
December 31, 2016

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. PLEASE CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JANUARY 20, 2012 REFLECTS THE PERFORMANCE OF OLD RMR REAL ESTATE INCOME FUND, WHICH WAS MERGED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JANUARY 20, 2012. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX BY PURCHASING FUND SHARES.

  •
  FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV. THE INTERNET ADDRESS FOR THE FUND IS INCLUDED SEVERAL TIMES IN THIS REPORT AS A TEXTUAL REFERENCE ONLY. THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund's financial results for the year ended December 31, 2016 and financial position as of December 31, 2016. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.    The U.S. economy continued its recovery during 2016 despite headwinds from slower global economic activity. During the year, the U.S. economy created an average of 180,000 new jobs per month (according to the Bureau of Labor Statistics), compared to 229,000 per month in 2015, and the unemployment rate dropped from 5.0% to 4.7%. The increase in U.S. gross domestic product (GDP) was modest in the first quarter of 2016, up 0.8%, but improved in the second, third and fourth quarters, up 1.4%, 3.5% and 1.9%, respectively. Stronger consumer spending, an increase in business investment and higher inventories contributed to stronger GDP data during the second, third and fourth quarters. In December 2016, the U.S. Federal Reserve (the "Fed") increased short term interest rates by 25 basis points, only the second increase since the financial crisis that began in 2008. The yield on the 10-year U.S. treasury, which hit a 2016 low of 1.36% in July, finished the year at 2.45% compared to 2.27% at the beginning of the year.

Strong employment growth and moderate new development activity have contributed to healthy real estate fundamentals in the U.S across most property types and geographic regions. In the industrial sector, rent growth remains strong as demand and absorption continues to outpace new construction. Strong consumer spending, modernization of supply chains and the efforts by retailers to generate more internet sales contributed to an increase in demand for warehouse and distribution space. The office sector continues to benefit from favorable employment trends, particularly as the information technology, financial services and professional services business segments have experienced strong employment gains.

Many real estate companies took advantage of lower interest rates during the year to refinance debt at attractive rates. Lower interest expense, together with the overall improvement in real estate operating fundamentals discussed in the preceding paragraph, allowed many companies to increase their dividend distributions during 2016. During 2016 (according to SNL Financial), 115 U.S. real estate companies increased dividend rates.

Real estate companies remained active in the capital markets during 2016, raising close to $67 billion in capital (according to SNL Financial). This represented approximately an 8% increase compared to the prior year's levels. During the year, REITs raised $41 billion in debt capital and $22 billion in common equity capital. The REIT preferred securities market also experienced increased new issuance financings, with approximately $4 billion raised in the REIT preferred securities market during 2016 compared to about $2 billion in the prior year. The specialty REIT sector was the most active REIT property type in capital raised during 2016, raising approximately $19 billion, followed by the retail sector with close to $15 billion raised during the year.

During 2016, a total of seven publicly traded companies (according to SNL Financial), with a total market capitalization of about $10 billion, were added to the U.S. REIT market. Out of this total, one

*
The internet address for the Fund is included several times in this annual report as a textual reference only. The information on the website is not incorporated by reference into this annual report.

was already a publicly traded company that adopted REIT status, four were new REITs that entered the market through initial public offerings and two were new REITs created through spinoffs from other public companies.

Real Estate Securities Technicals.    The total return (i.e., share price changes and dividends combined) for REIT common securities during 2016, as measured by the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was up 8.6%, underperforming the S&P 500 Index total return of 11.9%.

The REIT market's performance during 2016 was characterized by high volatility. During the first few weeks of the year, REITs, along with the broader equity markets, were down as much as 10% on concerns about a slowdown in global economic activity. REITs and the broader equity markets posted a strong recovery after the Fed's announcement in March that it was reducing its forecast of the number of future interest rate hikes in 2016 as a result of a slower recovery in the global economy and financial market turmoil following the United Kingdom's vote to exit the European Union (Brexit). The markets sold off following the Brexit vote, but recovered within a short time. The 10-year Treasury hit a low of 1.36% in July, encouraging REITs and the broader markets to move higher. By the end of July, REITs were up 18% from the beginning of the year. During the second half of the year, economic data in the U.S. remained strong. The presidential election surprised many market participants and, after a short negative reaction, REITs along with the broader equity markets moved higher as the President elect outlined measures that seemed to imply a pro-growth agenda consisting of lower corporate taxes, infrastructure spending and less regulation.

The best performing REIT sectors during 2016, according to the National Association of Real Estate Investment Trusts, were the industrial and data centers sectors with total returns of 30.7% and 26.4%, respectively. The sector with the lowest return for 2016 was the self storage sector with a total return of negative 8.1%.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders. Our secondary investment objective is capital appreciation. We pursue our investment objectives by investing in securities issued by real estate companies, including REITs. There can be no assurance that we will achieve our investment objectives.

During the year ended December 31, 2016, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 14.3%. During that same period, the total return for the RMS Index was 8.6%. The annualized distribution rate on our NAV at December 31, 2016, based on our annualized fourth quarter dividend, was 5.2%.

During the year ended December 31, 2016, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price) was 13.3%. The annualized distribution rate on the market price of our common shares at December 31, 2016, based on our annualized fourth quarter dividend, was 6.5%.

The Fund's outperformance versus the RMS Index during 2016 was primarily due to the Fund maintaining an overweight position in higher yielding REIT common securities in its investment portfolio relative to the RMS Index.

On November 30, 2016, Moody's upgraded the Fund's auction rate preferred securities to A3 from Baa1. The upgrade, according to Moody's, reflects improvement in the Fund's risk adjusted asset coverage and Moody's expectation that the Fund will be able to sustain its improved asset coverage position.

Thank you for your continued support.

Sincerely,

Fernando Diaz
President
February 17, 2017

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2016)* (unaudited)

REITs
Lodging/Resorts	13%
Apartments	13%
Office	12%
Health Care	12%
Others, less than 10% each	48%

Total REITs	98%
Other, including short term investments	2%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2016)* (unaudited)

Common Securities	71%
Preferred Securities	28%
Other, including short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – December 31, 2016

Company	Shares	Value

COMMON STOCKS – 98.9% REAL ESTATE INVESTMENT TRUSTS – 96.1%
APARTMENTS – 14.5%
American Campus Communities, Inc. (a)(b)	26,900	$1,338,813
Apartment Investment & Management Co. (a)(b)	38,745	1,760,960
AvalonBay Communities, Inc. (a)	28,875	5,115,206
Bluerock Residential Growth REIT, Inc. (a)	270,000	3,704,400
Camden Property Trust	5,000	420,350
Equity Residential (a)	84,000	5,406,240
Essex Property Trust, Inc. (a)	12,500	2,906,250
Independence Realty Trust, Inc. (a)	415,709	3,708,124
Mid-America Apartment Communities, Inc. (a)	25,171	2,464,745
UDR, Inc. (a)	39,000	1,422,720

		28,247,808

DATA CENTERS – 2.6%
CyrusOne, Inc.	15,000	670,950
Digital Realty Trust, Inc. (a)(b)	40,000	3,930,400
QTS Realty Trust, Inc.	10,000	496,500

		5,097,850

DIVERSIFIED – 7.6%
Armada Hoffler Properties, Inc. (a)	70,000	1,019,900
Gladstone Commercial Corp.	22,742	457,114
Investors Real Estate Trust	62,810	447,835
Lexington Realty Trust (a)	339,058	3,661,827
NorthStar Realty Finance Corp.	50,000	757,500
One Liberty Properties, Inc.	20,071	504,184
VEREIT, Inc. (a)	233,716	1,977,237
Vornado Realty Trust (a)(b)	44,835	4,679,429
Whitestone REIT	88,502	1,272,659

		14,777,685

FREE STANDING – 4.7%
Agree Realty Corp.	15,000	690,750
National Retail Properties, Inc. (a)(b)	118,900	5,255,380
Realty Income Corp. (a)	51,900	2,983,212
STORE Capital Corp.	10,000	247,100

		9,176,442

HEALTH CARE – 15.7%
Global Medical REIT, Inc.	60,000	535,200
HCP, Inc. (a)(b)	116,530	3,463,272
Healthcare Realty Trust, Inc. (a)(b)	50,897	1,543,197
Healthcare Trust of America, Inc.	10,000	291,100
LTC Properties, Inc. (a)(b)	58,897	2,766,981
Medical Properties Trust, Inc. (a)(b)	360,320	$4,431,936
National Health Investors, Inc. (a)	58,958	4,372,915
Omega Healthcare Investors, Inc. (a)	23,898	747,051
Physicians Realty Trust	149,791	2,840,037
Sabra Health Care REIT, Inc. (a)(b)	87,254	2,130,743
Ventas, Inc. (a)(b)	90,000	5,626,800
Welltower, Inc. (a)(b)	29,200	1,954,356

		30,703,588

INDUSTRIAL – 7.0%
DCT Industrial Trust, Inc.	23,862	1,142,513
Duke Realty Corp. (a)(b)	46,100	1,224,416
Liberty Property Trust (a)	64,737	2,557,111
Monmouth Real Estate Investment Corp.	114,962	1,752,021
Prologis, Inc. (a)(b)	49,088	2,591,355
Rexford Industrial Realty, Inc.	21,000	486,990
STAG Industrial, Inc. (a)	164,693	3,931,222

		13,685,628

LODGING/RESORTS – 6.0%
Ashford Hospitality Prime, Inc. (a)	16,297	222,454
Ashford Hospitality Trust, Inc. (a)	105,000	814,800
Chatham Lodging Trust (a)	46,000	945,300
Chesapeake Lodging Trust (a)	70,900	1,833,474
Condor Hospitality Trust, Inc.	21,160	42,532
DiamondRock Hospitality Co. (a)	55,603	641,103
FelCor Lodging Trust, Inc.	35,000	280,350
Hersha Hospitality Trust	97,645	2,099,367
Host Hotels & Resorts, Inc. (a)	24,000	452,160
LaSalle Hotel Properties (a)	10,000	304,700
Pebblebrook Hotel Trust (a)	43,100	1,282,225
RLJ Lodging Trust (a)	41,900	1,026,131
Summit Hotel Properties, Inc. (a)	98,203	1,574,194
Sunstone Hotel Investors, Inc.	20,000	305,000

		11,823,790

MANUFACTURED HOMES – 4.1%
Sun Communities, Inc. (a)	72,856	5,581,498
UMH Properties, Inc.	160,979	2,422,734

		8,004,232

MORTGAGE – 0.5%
Annaly Capital Management, Inc. (a)	45,000	448,650
RAIT Financial Trust	178,419	599,488

		1,048,138

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
OFFICE – 14.0%
Alexandria Real Estate Equities, Inc. (a)	35,100	$3,900,663
Boston Properties, Inc. (a)	24,100	3,031,298
Brandywine Realty Trust (a)	165,300	2,729,103
City Office REIT, Inc.	137,915	1,816,340
Corporate Office Properties Trust (a)	68,500	2,138,570
Douglas Emmett, Inc. (a)	39,322	1,437,612
First Potomac Realty Trust (a)	98,364	1,079,053
Franklin Street Properties Corp.	65,000	842,400
Gramercy Property Trust (a)	185,044	1,698,704
Highwoods Properties, Inc. (a)	50,000	2,550,500
Kilroy Realty Corp. (a)	28,600	2,094,092
Mack-Cali Realty Corp. (a)	58,030	1,684,031
SL Green Realty Corp. (a)	22,900	2,462,895

		27,465,261

REGIONAL MALLS – 7.7%
CBL & Associates Properties, Inc. (a)	84,000	966,000
General Growth Properties, Inc.	30,000	749,400
Pennsylvania Real Estate Investment Trust (a)(b)	127,628	2,419,827
Simon Property Group, Inc. (a)(b)	40,927	7,271,500
The Macerich Co. (a)(b)	28,470	2,016,815
Washington Prime Group, Inc. (a)	159,148	1,656,730

		15,080,272

SHOPPING CENTERS – 4.4%
Acadia Realty Trust	15,000	490,200
Cedar Realty Trust, Inc. (a)(b)	103,627	676,684
DDR Corp. (a)(b)	62,000	946,740
Kimco Realty Corp. (a)	110,000	2,767,600
Kite Realty Group Trust (a)	40,125	942,135
Weingarten Realty Investors (a)(b)	76,500	2,737,935

		8,561,294

SPECIALTY – 3.9%
EPR Properties (a)	97,950	7,029,872
Farmland Partners, Inc.	59,344	662,279

		7,692,151

STORAGE – 3.4%
CubeSmart (a)	15,000	401,550
Extra Space Storage, Inc.	12,000	926,880
Life Storage, Inc. (a)(b)	15,000	1,278,900
Public Storage (a)(b)	17,700	3,955,950

		6,563,280

Total Real Estate Investment Trusts (Cost $139,426,027)		187,927,419

OTHER – 2.8%
Carador PLC	5,496,600	$3,936,940
CBRE Group, Inc. (c)	10,000	314,900
Hilton Worldwide Holdings, Inc.	20,000	544,000
Marriott International, Inc.	8,000	661,440

Total Other (Cost $8,810,457)		5,457,280

Total Common Stocks (Cost $148,236,484)		193,384,699

PREFERRED STOCKS – 38.3% REAL ESTATE INVESTMENT TRUSTS – 38.3%
APARTMENTS – 3.0%
Bluerock Residential Growth REIT, Inc., Series A	180,000	4,689,000
Bluerock Residential Growth REIT, Inc., Series C	37,645	956,183
Bluerock Residential Growth REIT, Inc., Series D	11,900	276,080

		5,921,263

DATA CENTERS – 1.5%
Coresite Realty Corp., Series A	30,000	758,400
Digital Realty Trust, Inc., Series F (a)	25,000	628,000
Digital Realty Trust, Inc., Series G	30,000	717,900
DuPont Fabros Technology, Inc., Series C	35,000	887,600

		2,991,900

DIVERSIFIED – 3.2%
Gladstone Commercial Corp., Series D	100,000	2,534,000
Investors Real Estate Trust, Series B	70,000	1,776,600
NorthStar Realty Finance Corp., Series B	22,000	549,340
NorthStar Realty Finance Corp., Series D	13,000	331,110
NorthStar Realty Finance Corp., Series E	36,999	950,874

		6,141,924

HEALTH CARE – 0.8%
Sabra Health Care REIT, Inc., Series A (a)	60,600	1,545,906

INDUSTRIAL – 1.5%
STAG Industrial, Inc., Series B	37,700	940,615
STAG Industrial, Inc., Series C	55,000	1,411,300
Terreno Realty Corp., Series A	20,000	505,000

		2,856,915

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
LODGING/RESORTS – 11.6%
Ashford Hospitality Trust, Inc., Series A	70,482	$1,786,014
Ashford Hospitality Trust, Inc., Series D	155,756	3,890,785
Ashford Hospitality Trust, Inc., Series F	58,600	1,381,788
Ashford Hospitality Trust, Inc., Series G	250,000	5,785,000
Chesapeake Lodging Trust, Series A	65,000	1,653,600
FelCor Lodging Trust, Inc., Series A (d)	84,600	2,107,386
Hersha Hospitality Trust, Inc., Series E	20,500	461,455
Hersha Hospitality Trust, Series C (a)	46,000	1,117,340
Hersha Hospitality Trust, Series D	70,000	1,566,600
Pebblebrook Hotel Trust, Series C (a)	78,684	1,912,808
Summit Hotel Properties, Inc., Series B (a)	3,300	85,305
Summit Hotel Properties, Inc., Series C (a)	32,582	820,903

		22,568,984

MANUFACTURED HOMES – 1.9%
Sun Communities, Inc., Series A (a)	40,000	1,005,800
UMH Properties, Inc., Series A (a)	37,500	964,125
UMH Properties, Inc., Series B	66,650	1,794,551

		3,764,476

MORTGAGE – 3.3%
Arbor Realty Trust, Inc., Series B	14,273	349,689
ARMOUR Residential REIT, Inc., Series B	30,000	695,400
iStar, Inc., Series D	11,810	288,046
iStar, Inc., Series G	21,241	509,784
MFA Financial, Inc., Series B	17,171	416,568
New York Mortgage Trust, Inc., Series B	33,450	781,057
RAIT Financial Trust, Series A	136,497	2,744,955
RAIT Financial Trust, Series B	35,122	746,694

		6,532,193

OFFICE – 3.1%
Brandywine Realty Trust, Series E (a)	23,000	$581,785
Corporate Office Properties Trust, Series L	110,000	2,772,000
Kilroy Realty Corp., Series G (a)	65,000	1,647,750
SL Green Realty Corp., Series I (a)	40,000	997,600

		5,999,135

REGIONAL MALLS – 2.7%
CBL & Associates Properties, Inc., Series D (a)	60,761	1,485,607
CBL & Associates Properties, Inc., Series E	15,000	345,285
Pennsylvania Real Estate Investment Trust, Series A	20,000	505,800
Pennsylvania Real Estate Investment Trust, Series B (a)	40,000	1,000,000
Washington Prime Group, Inc., Series H	45,000	1,151,100
Washington Prime Group, Inc., Series I	30,000	744,000

		5,231,792

SHOPPING CENTERS – 4.9%
Cedar Realty Trust, Inc., Series B	133,029	3,239,256
DDR Corp., Series J (a)	45,586	1,116,857
DDR Corp., Series K (a)	86,000	2,049,380
Retail Properties of America, Inc., Series A	70,000	1,743,000
Urstadt Biddle Properties, Inc., Series F (a)	20,000	510,000
Wheeler Real Estate Investment Trust, Inc., Series D (d)	42,000	986,580

		9,645,073

SPECIALTY – 0.8%
EPR Properties, Series E (a)(d)	16,400	588,432
EPR Properties, Series F (a)	40,000	998,200

		1,586,632

Total Real Estate Investment Trusts (Cost $72,807,703)		74,786,193

Total Preferred Stocks (Cost $72,807,703)		74,786,193

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED
INVESTMENT COMPANIES – 1.1%
BlackRock Credit Allocation Income Trust	19,451	$252,280
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,224,626
Eaton Vance Enhanced Equity Income Fund II	35,188	450,406
Nuveen Real Estate Income Fund (a)	13,293	143,166

Total Investment Companies (Cost $2,050,167)		2,070,478

SHORT-TERM INVESTMENTS – 0.3%
MONEY MARKET FUNDS – 0.3%
State Street Institutional U.S. Government Money Market Fund, 0.42% (e) (Cost $568,378)	568,378	568,378

Total Investments – 138.6% (Cost $223,662,732)		270,809,748

Other assets less liabilities – 0.6%		1,300,773
Revolving credit facility – (30.7)%		(60,000,000)
Preferred Shares, at liquidation preference – (8.5)%		(16,675,000)

Net Assets applicable to common shareholders – 100.0%		$195,435,521

Notes to Portfolio of Investments

(a)
As of December 31, 2016, the Fund has pledged portfolio securities with a market value of $131,441,998 as collateral in connection with its revolving credit facility with BNP Paribas Prime Brokerage International Ltd. ("PBL"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a). See Note F to the financial statements.

(b)
As of December 31, 2016, pledged portfolio securities of the Fund with a market value of $49,885,879 (see Note (a)) have been rehypothecated by PBL as permitted by the Fund's revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b). See Note F to the financial statements.

(c)
Non-dividend paying security.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of December 31, 2016.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in securities, at value (cost of $223,662,732)	$270,809,748
Dividends and interest receivable	1,929,287
Receivable for securities sold	37,210
Prepaid expenses	2,617

Total assets	272,778,862

Liabilities
Revolving credit facility	60,000,000
Payable for securities purchased	304,849
Advisory fee payable	192,666
Compliance and internal audit	33,996
Interest payable	9,723
Distributions payable on preferred shares	8,250
Administrative	7,290
Accrued expenses and other liabilities	111,567

Total liabilities	60,668,341

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$195,435,521

Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$7,652
Additional paid-in capital	155,452,388
Distributions in excess of net investment income	(8,250)
Accumulated net realized loss on investments	(7,163,285)
Net unrealized appreciation on investments	47,147,016

Net assets attributable to common shares	$195,435,521

Common shares outstanding	7,651,507

Net asset value per share attributable to common shares	$25.54

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Dividends, interest and other income	$9,626,275

Expenses
Advisory	2,276,640
Legal	280,936
Investor support services	133,920
Compliance and internal audit	117,925
Custodian	87,999
Administrative	82,999
Preferred share remarketing and auction fees	72,346
Audit	62,074
Shareholder reporting	52,674
Trustees' fees and expenses	47,150
Other	135,715

Total expenses before interest expense	3,350,378
Interest expense	1,004,196

Total expenses after interest expense	4,354,574

Net investment income	5,271,701

Realized and unrealized gain (loss) on investments
Net realized gain on investments	6,819,832
Net change in unrealized appreciation on investments	13,721,441

Net realized and unrealized gain on investments	20,541,273

Net increase in net assets before preferred distributions resulting from operations	25,812,974
Distributions to preferred shareholders from net investment income	(332,939)

Net increase in net assets attributable to common shares resulting from operations	$25,480,035

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase (decrease) in net assets resulting from operations
Net investment income	$5,271,701	$6,144,830
Net realized gain on investments	6,819,832	10,136,828
Net change in unrealized appreciation on investments	13,721,441	(18,453,300)
Distributions to preferred shareholders from net investment income	(332,939)	(296,156)

Net increase (decrease) in net assets attributable to common shares resulting from operations	25,480,035	(2,467,798)

Distributions to common shareholders from:
Net investment income	(10,099,988)	(10,099,988)

Total distributions to common shareholders	(10,099,988)	(10,099,988)

Total increase (decrease) in net assets attributable to common shares	15,380,047	(12,567,786)

Net assets attributable to common shares
Beginning of year	180,055,474	192,623,260

End of year (distributions in excess of net investment income of $8,250 and $6,348, respectively)	$195,435,521	$180,055,474

Common shares issued and repurchased
Shares outstanding, beginning of year	7,651,507	7,651,507

Shares outstanding, end of year	7,651,507	7,651,507

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Year Ended December 31, 2016

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$25,812,974
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(28,903,415)
Proceeds from sales of long term investments	32,530,636
Net (purchases) and sales of short term investments	1,467,369
Changes in assets and liabilities:
Increase in dividends and interest receivable	(201,200)
Increase in receivable for securities sold	(37,210)
Increase in prepaid expenses	(133)
Increase in interest payable	5,138
Increase in payable for securities purchased	304,849
Increase in advisory fee payable	9,110
Increase in compliance and internal audit payable	537
Increase in administrative payable	2,021
Decrease in accrued expenses and other liabilities	(18,378)
Net change in unrealized appreciation on investments	(13,721,441)
Net realized gain on investments	(6,819,832)

Cash provided by operating activities	10,431,025

Cash flows from financing activities
Distributions paid to preferred shareholders	(331,037)
Distributions paid to common shareholders	(10,099,988)

Cash used in financing activities	(10,431,025)

Increase in cash	—

Cash at beginning of year	—

Cash at end of year	$—

Supplemental cash flow information:
Cash paid for interest on borrowings	$999,058

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year

	For the Year Ended December 31,
	2016	2015	2014	2013	2012

Per Common Share Operating Performance (a)(b)
Net asset value, beginning of year	$23.53	$25.17	$19.76	$20.87	$17.48

Income from Investment Operations
Net investment income (c)	0.69	0.80	0.88	0.78	0.83
Net realized and unrealized appreciation/(depreciation) on investments	2.68	(1.08)	5.88	(0.56)	3.70
Distributions to preferred shareholders (common stock equivalent basis) from net investment income	(0.04)	(0.04)	(0.03)	(0.02)	(0.02)

Net increase (decrease) in net asset value from operations	3.33	(0.32)	6.73	0.20	4.51
Less: Distributions to common shareholders from:
Net investment income	(1.32)	(1.32)	(1.30)	(0.77)	(0.88)
Return of capital	—	—	(0.02)	(0.54)	(0.24)

Net asset value, end of year	$25.54	$23.53	$25.17	$19.76	$20.87

Market price, beginning of year	$19.28	$20.82	$16.91	$18.21	$13.47

Market price, end of year	$20.46	$19.28	$20.82	$16.91	$18.21

Total Return
Total investment return based on:
Market price (d)	13.25%	(0.81)%	31.74%	(0.42)%	44.27%
Net asset value (d)	14.32%	(1.21)%	34.84%	0.72%	26.04%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (c)	2.76%	3.29%	3.86%	3.58%	4.15%
Total preferred share distributions	0.17%	0.16%	0.14%	0.10%	0.11%
Net investment income, net of preferred share distributions (c)	2.59%	3.13%	3.72%	3.48%	4.04%
Expenses, including interest expense	2.28%	2.06%	2.12%	2.19%	1.95%
Expenses, excluding interest expense	1.75%	1.69%	1.74%	1.79%	1.54%
Portfolio turnover rate	10.48%	17.10%	14.90%	22.77%	48.72%
Net assets attributable to common shares	$195,435,521	$180,055,474	$192,623,260	$151,164,057	$159,717,548
Borrowings on revolving credit facility	$60,000,000	$60,000,000	$60,000,000	$60,000,000	$50,000,000
Asset coverage ratio of borrowings (e)	454%	428%	449%	380%	453%
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000	$16,675,000	$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (f)	1,272%	1,180%	1,255%	1,007%	1,058%
Asset coverage ratio of borrowings and preferred shares (g)	355%	335%	351%	297%	340%
(a)
Based on average shares outstanding.
(b)
The Fund merged with Old RMR Real Estate Income Fund on January 20, 2012. Share and per share information have been adjusted to reflect the effects of the merger.
(c)
As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.

RMR Real Estate Income Fund
Financial Highlights – continued

(e)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(f)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(g)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

December 31, 2016

Note A

1.     Organization

RMR Real Estate Income Fund, or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. Although RIF is registered as a non-diversified fund, it has operated as a diversified fund since the merger with Old RMR Real Estate Income Fund on January 20, 2012. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund applies investment company accounting and reporting guidance.

2.     Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

3.     Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (4) for a further description of fair value measurements.

Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued or, if lower, the carrying value, in each case if such value approximates fair value.

4.     Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – unadjusted quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

All of the Fund's investments were valued using Level 1 inputs on December 31, 2016. The Fund recognizes interperiod transfers between the input levels as of the end of the period. During the period there were no transfers of investments between Level 1, Level 2 and Level 3.

5.     Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

6.     Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of the Topic of the Financial Accounting Standards Board Accounting Standard Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At December 31, 2016, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2016, the Fund did not incur any tax related interest or penalties.

7.     Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note F, and other factors. This policy is not

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to its common shareholders are recorded on the ex-dividend date. The Fund's distributions to its common shareholders may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. The Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. In addition, if the Fund uses capital loss carry forwards to offset capital gains, a portion of the Fund's distributions to common shareholders may be classified as ordinary income for U.S. federal income tax purposes. As a result of these adjustments, 100% of the Fund's distributions to common shareholders for the years ended December 31, 2016 and 2015 were characterized as ordinary income for financial statement reporting purposes and for U.S. federal income tax purposes. Further, the Fund's distributions to common shareholders for the years ended December 31, 2016 and 2015 did not exceed the aggregate of the cash distributions the Fund received from its investments less the Fund's expenses and distributions to preferred shareholders. The classifications of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
Ordinary income(1)	$9,626,275	$10,000,001
Capital gain income(2)	3,456,244	2,974,750
Return of capital(3)	3,200,513	2,126,210

Total distributions received	$16,283,032	$15,100,961

(1)
Reported as investment income in the Fund's Statement of Operations.
(2)
Included in net realized gain on investments in the Fund's Statement of Operations.
(3)
Included in net change in unrealized gain on investments in the Fund's Statement of Operations.

Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

The tax character of distributions made by the Fund during the years ended December 31, 2016 and December 31, 2015, were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
Ordinary income	$10,432,927	$10,396,144

As of December 31, 2016, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	46,307,454

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2016, are as follows:

Cost	$224,502,294

Gross unrealized appreciation	$58,715,768
Gross unrealized depreciation	(12,408,314)

Net unrealized appreciation	$46,307,454

The $839,562 difference between the financial reporting cost basis, tax cost basis and unrealized appreciation/depreciation of the Fund's investments is due to $1,115,764 of wash sales of portfolio investments less $276,202 from non-taxable dividends.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carry forward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2016, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset future realized long term capital gains of $2,089,207.

As of December 31, 2016, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $4,234,516, of which $2,682,643 expires in 2017 and $1,551,873 expires in 2018.

During the year ended December 31, 2016, the Fund utilized net capital loss carryforwards of $6,436,304.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

8.     Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline because of increases in market interest rates. The prices of long term securities generally fluctuate more than prices of shorter term securities as interest rate change. Additionally, the Fund's revolving credit facility requires interest to be paid at a variable interest rate and the Fund pays distributions on its outstanding preferred shares at a rate set at auctions held generally every seven days. When interest rates increase, the Fund's interest costs will be higher and the distribution rate on its preferred shares may increase which could adversely affect the Fund's cash flow and ability to pay common share distributions. These risks may be greater in the current market environment because certain interest rates are near historically low levels and the Federal Reserve has begun to raise certain benchmark interest rates.

The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage, and impair the Fund's ability to pay common share distributions and achieve its investment objectives.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors LLC (formerly RMR Advisors, Inc.), or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability or are considered indebtedness entered into for purposes of leverage. The Fund incurred advisory fees of $2,276,640 during the year ended December 31, 2016.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $82,999 for subadministrative fees charged by State Street for the year ended December 31, 2016.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $47,150 during the year ended December 31, 2016.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $117,925, which includes the Fund's allocated portion of the salary of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, during the year ended December 31, 2016.

The Fund has retained Destra Capital Investments LLC, or Destra, to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker dealers and other financial intermediaries, communicating with the NYSE MKT specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra a service fee in an annual amount equal to 0.05% of the Fund's average daily managed assets. The terms of this agreement were in effect for an initial period of six months beginning December 14, 2012, and continues thereafter for successive one year periods unless the Fund terminates the agreement. This agreement currently remains in effect. The Fund paid Destra $133,920 for these services for the year ended December 31, 2016.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the year ended December 31, 2016, were as follows:

Purchases(1)	Sales(1)	Brokerage Commissions
$28,903,415	$32,530,636	$11,092

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $5,817 and $5,275, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of December 31, 2016.

Series	Rate	Date of Auction
Series M	2.250%	12/23/2016
Series T	2.250%	12/27/2016
Series W	2.250%	12/28/2016
Series Th	2.250%	12/29/2016
Series F	2.250%	12/30/2016

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time acquired for

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of December 31, 2016, it owned, in the aggregate, 560 shares of the Fund's issued and outstanding preferred shares, or 83.96% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

On November 30, 2016, Moody's Investor Services, Inc., or Moody's, upgraded the ratings on the Fund's preferred securities from Baa1 to A3.

Note E

Capital Share Transactions

As of December 31, 2016, 7,651,507 common shares, $.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the year ended December 31, 2016.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

Note F

Revolving Credit Facility

The Fund had a $60,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. On December 1, 2016, BNPP assigned the Facility to BNP Paribas Prime Brokerage International Ltd. (PBL). The Facility has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. Effective March 16, 2016, the Fund is required to pay interest on outstanding borrowings under the Facility at an annual rate of three months LIBOR (one month LIBOR prior to March 16, 2016) plus 95 basis points. In addition, in the event the long term credit rating of BNP Paribas, the parent company of PBL, declines three or more levels below its highest rating by any of Standard & Poor's Rating Services, Moody's Investor Service, Inc. or Fitch Ratings, Ltd. on March 16, 2016, PBL shall have the option to terminate the Facility immediately upon notice. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, PBL as security for the loan balance outstanding. As of December 31, 2016, the Fund has pledged portfolio securities with a market value of $131,441,998 as collateral for the Facility. During the year ended December 31, 2016, the Fund had no unused portion of the Facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, PBL to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from PBL on demand. If PBL fails to deliver the recalled security in a timely manner, the Fund will be compensated by PBL for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by PBL, the Fund, upon notice to PBL, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by PBL in connection with the rehypothecation of portfolio securities. As of December 31, 2016, the aggregated value of rehypothecated securities was $49,885,879. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the Facility. During the year ended December 31, 2016, the Fund earned $27,589 in fees from rehypothecated securities.

As of December 31, 2016, the Fund had outstanding borrowings of $60,000,000 under the Facility. During the year ended December 31, 2016, the average outstanding daily balance under the Facility was $60,000,000 at a weighted average borrowing cost of 1.65%.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

December 31, 2016

Note G

New Accounting Pronouncements

On August 26, 2016, Financial Accounting Standards Board ("FASB") issued a new Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund is currently evaluating the impact, if any, of adopting ASU 2016-15.

In November 2016, FASB issued a new Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-18"). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund is currently evaluating the impact, if any, of adopting ASU 2016-18.

 Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of RMR Real Estate Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Income Fund at December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

Consideration of Continuation of the Investment Advisory Agreement (unaudited)

The Board of Trustees (the "Board") of RMR Real Estate Income Fund ("RIF") considered the benefits of retaining RMR Advisors LLC (the "Advisor") as RIF's investment adviser in connection with the renewal of RIF's existing investment advisory agreement (the "Advisory Agreement") with the Advisor for an additional one year term. The Board consists of five trustees, three of whom are Independent Trustees and thus not "interested persons" of RIF as defined in the Investment Company Act. RIF's other two trustees are Managing Trustee who are "interested persons" of RIF as defined in the Investment Company Act and are affiliated with the Advisor. The Board met in person to consider whether to renew the Advisory Agreement and, as part of its deliberations, the Independent Trustees met separately in executive session outside of the presence of the Managing Trustees. During the executive session the Independent Trustees engaged in a discussion of the matters described below, which were also considered by the full Board, and reached the same conclusions as those attributed to the full Board.

The Board considered the nature, extent and quality of services that the Advisor has provided to RIF and its predecessor funds; the quality and experience of personnel in the Advisor's organization, as well as the depth of such personnel at the Advisor; the experience and expertise of the Advisor as an investment adviser; the capacity and future commitment of the Advisor to perform its duties; the level of investment advisory fees to be paid by RIF, as compared to similar funds; the Advisor's performance history as investment adviser to RIF; the potential for economies of scale; the financial condition and profitability of the Advisor; and any indirect benefits to be derived by the Advisor from its relationship with RIF.

In connection with considering RIF's performance and expenses relative to other similar funds, the Board was provided with two separate reports: (i) a comparative fee and performance analysis of a peer group of funds chosen by Morningstar, an independent third party service that ranks and provides information about investment companies (the "Morningstar Report"); and (ii) a comparative fee and performance analysis of U.S. real estate closed end funds chosen by the Advisor (the "Advisor Report"). The Morningstar Report compared RIF to a peer group (the "Morningstar Peer Group") of four other closed end funds chosen pursuant to Morningstar's methodology, and the Advisor Report compared RIF to a peer group (the "Advisor Peer Group") of five other closed end funds chosen by the Advisor that invest in U.S. real estate securities. The Board noted that the Advisor Peer Group was consistent with the peer group consistently reviewed by the Board at its regular meetings when considering various matters regarding RIF's performance and other relevant metrics. In evaluating whether to continue the Advisory Agreement, the Board considered both the Morningstar Report and the Advisor Report, and generally agreed that the Morningstar Report and the Advisor Report contained consistent results.

In addition, the Board considered the following matters in determining whether to renew the Advisory Agreement.

Nature, Extent and Quality of the Services Provided by the Advisor

The Board considered the level and depth of knowledge of the Advisor. The Board took into account its familiarity with the Advisor and its management of RIF and its predecessor funds, noting RIF's performance relative to the Morningstar Peer Group and the Advisor Peer Group. The Board also considered the Advisor's record of compliance with its own compliance policies and procedures, the Advisor's record of compliance with RIF's compliance policies and procedures and whether RIF had operated within its investment objectives. Additionally, the Board considered the extent of specialized knowledge of the Advisor, noting that the Advisor specialized in the area of real estate investment management.

Advisory Fees, Other Expenses and Investment Performance

The Board then reviewed a comparative analysis of RIF's advisory expense and total expenses to those of the Morningstar Peer Group and the Advisor Peer Group. The Board considered that RIF's total net expenses were slightly above the median of the Morningstar Peer Group and discussed some of the reasons why this might be the case. The Board first noted that, on an absolute basis, RIF's total net expense ratio was only 4 basis points above the Morningstar Peer Group Median. The Board then discussed how the "Other" expenses component of RIF's net expense ratio was higher than that of the Morningstar Peer Group and noted its evaluation that "Other" expenses generally consisted of fixed costs and, as a result of RIF's small amount of net assets relative to most members of the Morningstar Peer Group, it has a smaller asset base over which to spread these fixed costs, thus contributing to a generally higher expense ratio compared to the Morningstar Peer Group.

The Board then evaluated RIF's total net expense ratio against the Advisor Peer Group and noted that the members of the Advisor Peer Group generally had total net expense ratios lower than that of RIF. The Board in particular considered and discussed that RIF shared the highest advisory fee rate of the Advisor Peer Group with another member of the Advisor Peer Group, but that, relative to the Morningstar Peer Group, RIF's advisory fee was at the median. The Board noted a similar finding as between the Advisor Peer Group and the Morningstar Peer Group relative to RIF's overall net expense ratio. The Board considered these data points and noted the differences and similarities between the Morningstar Peer Group and the Advisor Peer Group, as well as the absolute level of RIF's advisory fee rate and overall expenses. The Board, after additional discussion, then expressed its view that RIF's advisory fee rate was within the range of advisory fee rates charged by comparable funds, and concluded that RIF's expenses were within industry norms and were reasonable and appropriate in light of the quality of service and commitment rendered by the Advisor.

In evaluating the performance of RIF and the Advisor, the Board noted that it reviews, on a regular basis, RIF's performance results, portfolio composition and investment strategies. In connection with its evaluation of the Advisor's performance in managing RIF's portfolio, the Board considered RIF's performance results contained in the Morningstar Report and the Advisor Report (each as of September 30, 2016). The Board discussed several aspects of the Morningstar Report, including that (i) RIF's NAV returns relative to the Morningstar Peer Group ranked in the first quartile, and were the highest of the Morningstar Peer Group, for the one, three and five year periods ended September 30, 2016; and (ii) RIF's NAV returns relative to the Morningstar Peer Group ranked in the third quartile for the ten year and since inception periods ended September 30, 2016. The Board then considered the Advisor Report and noted that it also contained favorable NAV performance results relative to the Advisor Peer Group. The Board also considered that the Advisor Report compared RIF's performance to the MSCI REIT Total Return Index (the "Index"), an unmanaged index of U.S. real estate common stocks, for the same periods presented in the Advisor Report. The Board noted that RIF's performance relative to the Index was generally consistent with its performance relative to comparable funds and that the Index was a relevant benchmark because RIF invests (excluding short term investments) in the common stocks of real estate investment trusts covered by the Index. The Board further noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses. Additionally, the Board discussed how RIF uses leverage in an attempt to enhance its investment returns and, as a result, out performance relative to the Index on the upside was often accompanied by under performance relative to the Index on the downside. The Board concluded that, while RIF's performance has varied over time, it has been strong in recent years and was reflective of the high quality of service the Advisor provides.

The Board then turned to a general discussion of RIF's market price discount to its net asset value. The Board noted in particular that it received information on a quarterly basis regarding RIF's discount to net asset value and that it monitored both RIF's discount and efforts undertaken by the Advisor to narrow RIF's discount. In this respect, the Board discussed the pattern of RIF's discount since its merger with Old RMR Real Estate Income Fund in January 2012 and noted various matters which may have affected the discount, including RIF's regular quarterly dividend and that RIF historically had not sought to increase its dividend through returns of capital. The Board also reviewed and discussed various initiatives undertaken by the Advisor to seek to narrow RIF's discount, noting the Board's role in determining any such actions taken or which may be taken, and among other matters discussed were the continued retention of Destra Capital Investments LLC, a third party fund distributor and registered broker dealer, to provide secondary market support services to RIF and the use of RIF's line of credit in an effort to take advantage of investment opportunities and to seek to generate additional investment income. The Board then indicated its satisfaction with the Advisor's performance, concluded that the Advisor had contributed positively to RIF's performance, was likely to contribute positively to RIF's performance in the future, and determined that continuing the Advisory Agreement for an additional one year period would be in RIF's and its shareholders' best interests.

Profitability and Financial Condition of the Advisor

The Board then discussed the experience of the Advisor in general and considered the Advisor's financial statements as of September 30, 2016 and for the year then ended, and the Advisor's financial condition. The Board also discussed with members of the Advisor's management their income projections for the Advisor's 2017 fiscal year. In particular, the Board considered a presentation by the Advisor's management with respect to its financial condition and prospects for growth and continued viability. The Board noted that the Advisor had historically operated at a loss due to the significant start up costs associated with RIF and its predecessors, but that for the years ended September 30, 2015 and September 30, 2016 it had realized a profit and expected to realize another profit from its current business operations during its current fiscal year, which would end on September 30, 2017. The Advisor's management expressed its view that the Advisor would continue to be profitable and discussed with the Board various growth initiatives it had been undertaking during the past year, including new product ideas and its parent company's acquisition of a new investment advisory subsidiary, all of which were aimed at increasing the Advisor's and its affiliates' assets under management. In light of the Advisor's recent and expected profitability, and in light of the fee, expense and performance considerations discussed earlier, the Board also discussed whether to seek a revision to RIF's advisory fee. After consideration, the Board determined that, in light of the Advisor's historical start up losses, the small incremental expense savings that any such revision would produce, its view that any such savings would not be sufficient to take actions with measurable impact for shareholders or to the market for RIF's shares and its earlier conclusions regarding RIF's expenses and performance, it was not necessary to seek a revision to RIF's advisory fee.

The Board then further considered and discussed the Advisor's commitment to RIF and its registered investment company platform, noting in particular the expressed commitment of Messrs. Barry Portnoy and Adam Portnoy (the Advisor's ultimate control persons and owners, who are also Managing Trustees of RIF) to RIF and the Advisor's registered investment company platform.

Upon reviewing this information, the Board concluded that the Advisor continued to have the financial wherewithal to perform the services required under the Advisory Agreement. In reaching this conclusion, the Board particularly noted the expressed commitment of Messrs. Barry and Adam Portnoy to the Advisor's business.

Economies of Scale

The Board also considered the potential economies of scale that could be realized by RIF. The Board noted that, at RIF's current asset levels, it was difficult to achieve any economies of scale.

The Board did note, however, that certain economies of scale and operational efficiencies may have been achieved in connection with RIF's merger with Old RMR Real Estate Income Fund in January 2012. In particular, the Board recognized that certain administrative operating costs, such as custody expenses, subadministration expenses, audit fees, legal expenses, mailing costs and other expenses are now able to be spread across RIF's larger asset base. The Board concluded that, to the extent any economies of scale were able to be achieved as a result of these operational efficiencies, they were appropriately reflected in RIF's expense structure.

Other Benefits to the Advisor

The Board also considered the indirect benefits to be derived by the Advisor from its relationship with RIF. In particular, the Board considered that the Advisor is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that RIF may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by RIF may be used to obtain research related services that may benefit the Advisor and its affiliates by making available to them research that they might otherwise determine to purchase or prepare at their own expense. In light of the potential benefits to RIF of the availability of such research to the Advisor and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that the Advisor had reported that the brokers with whom it will place portfolio transactions on behalf of RIF to date typically have not conditioned the availability of research on commission related factors.

The Board then considered that RIF had entered into a separate administration agreement with the Advisor (the "Administration Agreement") and that it was also considering the renewal of the Administration Agreement for an additional one year term. The Board noted that, pursuant to the Administration Agreement, the Advisor had engaged a third party subadministrator to perform substantially all fund accounting and other administrative services for RIF. The Board considered that the only compensation the Advisor is entitled to under the Administration Agreement is reimbursement of expenses incurred by it or its affiliates in providing the administration services provided for therein. The Board discussed that, to date, amounts paid or payable to the Advisor under the Administration Agreement have been limited to reimbursements for the fees charged to the Advisor for RIF by the third party subadministrator and reimbursement payments to the Advisor by RIF for compliance and internal audit services for RIF, which were authorized by RIF's Compensation Committee and the Board, and separately the Independent Trustees. After reviewing and discussing the Administration Agreement, the Board concluded that the Administration Agreement was in the best interests of RIF and its shareholders, that the services performed pursuant to the Administration Agreement are required for the operation of RIF, that the Advisor provides services the nature and quality of which are at least equal to those provided by other unaffiliated service providers offering the same or similar services, and that the fees charged under the Administration Agreement are fair and reasonable in light of the usual and customary charges made by other unaffiliated service providers for services of the same nature and quality.

Conclusion

In considering the continuation of the Advisory Agreement for an additional one year term, the Board noted that it did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Advisor maintains an appropriate compliance program; (iii) the performance of RIF is reasonable in relation to the performance of funds with similar investment objectives and of relevant benchmark indices; (iv) the advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by the Advisor; and (v) approval of the continuation of the Advisory Agreement for an additional one year term is in the best interests of RIF and its shareholders.

RMR Real Estate Income Fund

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Annual Meeting

An annual meeting of shareholders of the Fund is expected to be held in April 2017, at Two Newton Place, 255 Washington Street, Newton, Massachusetts. A Notice of Internet Availability of Proxy Materials or other proxy materials will be mailed to the shareholders of record of the Fund each of whom is invited to attend.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Communications will be delivered to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Forms N-CSR and N-Q are available on the Commission's website at http://www.sec.gov.

Required Disclosure of Certain Federal Income Tax Information
(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the year ended December 31, 2016.

Dividend Received Deduction(1)	Long Term Capital Gains Distribution	Qualified Income Distribution
1.13%	$—	$480,165

(1)
Applies both to common and preferred shares.

Shareholders of the Fund have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from the Fund during calendar year 2016. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Fund.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE MKT or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you

(which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

Trustees and Officers

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee.(3)

Interested Trustees(4)

Barry M. Portnoy(5) (1945)	Class III Managing Trustee to serve until 2019; Portfolio Manager of the Fund; since 2003	Director and Vice President of the Advisor since 2002 and Chairman of the Advisor since 2015; Managing Director of The RMR Group Inc. since 2015; Chairman of The RMR Group LLC ("RMR LLC") since 1998 and Director of RMR LLC from 1986 until 2015; Chairman of Tremont Realty Advisors LLC since 2016; owner and Trustee of ABP Trust, the controlling shareholder of The RMR Group Inc.; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; Managing Trustee of Select Income REIT since 2011; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 1986 to 2014; owner and Director of Sonesta International Hotels Corporation since 2012; and prior to becoming a full time employee of RMR LLC in 1997, was a partner and Chairman of Sullivan and Worcester LLP.	1

Adam D. Portnoy(5) (1970)	Class II Managing Trustee to serve until 2018; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)	President and Director of the Advisor since 2007 and Chief Executive Officer of the Advisor since 2015; Managing Director, President, Chief Executive Officer and Director of The RMR Group Inc. since 2015; President and Chief Executive Officer of RMR LLC since 2006; Director of RMR LLC from 2006 to 2015; President and Chief Executive Officer of the Fund from 2007 to 2015; Director, President and Chief Executive Officer of Tremont Realty Advisors LLC since 2016; owner, Trustee and Officer of ABP Trust; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.
(4)
"Interested Trustees" are trustees who are "interested persons" of the Fund within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Fund as a result of their ownership of, and current positions with RMR Advisors LLC, the Fund's investment adviser, The RMR Group LLC (the parent of RMR Advisors LLC), and The RMR Group Inc. (the ultimate parent company of RMR Advisors LLC).
(5)
Adam D. Portnoy is the son of Barry M. Portnoy, an Interested Trustee of the Fund.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee.(3)

		Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; Managing Trustee of Equity Commonwealth REIT (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014; owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation, and previously founded and served as CEO of a privately financed Internet telecommunication company.

Independent Trustees

John L. Harrington (1936)	Class I Independent Trustee to serve until 2017; since 2003	Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009; Independent Trustee of Hospitality Properties Trust since 1995; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Government Properties Income Trust since 2009.	1

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee.(3)

Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2018; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Director); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., a Securities and Exchange Commission registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Senior Housing Properties Trust since 2009; Independent Trustee of Government Properties Income Trust since 2009; Independent Trustee of Select Income REIT since 2012; Trustee of Pictet Funds from 1995 to 2001; and previously a Trustee of Glover Hospital.	1

Joseph L. Morea (1955)	Class III Independent Trustee to serve until 2019; since 2016	Independent Director of TravelCenters of America LLC since 2015; Independent Trustee of THL Credit Senior Loan Fund since 2013; Independent Trustee of Eagle Growth and Income Fund since 2015; Independent Director of Garrison Capital Inc. (a business development company) since 2015; Independent Trustee of Equity Commonwealth from 2012 to 2014; and Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets from 2003 to 2012; head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009; previously employed as an investment banker, including as a Managing Director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the Chief Operating Officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc., and a Managing Director of Equity Capital Markets at Smith Barney, Inc.	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer.(3)

Executive Officers

Fernando Diaz(4) (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1

Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer and Chief Financial Officer of the Advisor since 2004; Executive Vice President of RMR LLC since 2008; Treasurer and Chief Financial Officer of Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer of Government Properties Income Trust since 2011.	1

Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002	Director of the Advisor since 2015 and Secretary or Clerk and Vice President of the Advisor since 2002; Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Executive Vice President and General Counsel of The RMR Group LLC since 2008; Secretary of The RMR Group LLC since 2015; Secretary of Hospitality Properties Trust since 2008; Secretary of Senior Housing Properties Trust since 2008; Secretary of Five Star Quality Care, Inc. since 2012 (Assistant Secretary from 2001 to 2012); Secretary of TravelCenters of America LLC since 2007; Secretary of Government Properties Income Trust since 2009; Secretary of Select Income REIT since 2011; and Secretary of Equity Commonwealth REIT (formerly CommonWealth REIT) from 2008 to 2014.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as an officer of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.
(4)
Fernando Diaz was appointed President and Senior Portfolio Manager on February 20, 2015.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer.(3)

Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012	Chief Compliance Officer of the Advisor since 2012; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, Select Income REIT, Five Star Quality Care, Inc. and TravelCenters of America LLC since 2012; Vice President, General Counsel and Secretary of Five Star Quality Care, Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011; and Director of Internal Audit of Equity Commonwealth REIT (formerly CommonWealth REIT) from 2012 to 2014.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
(2)
Includes length of time served as a trustee of the Fund's predecessor funds.
(3)
RMR Funds is a fund complex consisting of the Fund.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

(a)
As of the period ended December 31, 2016, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

(c)
The registrant has not made any reportable amendment to its code of ethics during the covered period.

(d)
The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(f)
The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."
(a)(2)	The name of the audit committee financial expert is Joseph L. Morea. Mr. Morea has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)
Audit Fees:    The aggregate fees billed by the registrant's independent accountant for audit services were $49,920 for the fiscal year ended December 31, 2016, and $48,000 for the fiscal year ended December 31, 2015.

(b)
Audit-Related Fees:    The aggregate fees billed by the registrant's independent accountant for audit-related services were $0 for the fiscal years ended December 31, 2016 and December 31, 2015.

(c)
Tax Fees:    The aggregate fees billed by the registrant's independent accountant for tax compliance services were $12,152 during the fiscal year ended December 31, 2016, and $11,685 during the fiscal year ended December 31, 2015. The nature of the tax services comprising the fees for the fiscal years ended December 31, 2016 and December 31, 2015 were the review of the registrant's federal and state income tax returns and tax compliance procedures.

(d)
All Other Fees:    The aggregate fees billed by the registrant's independent accountant for other services were $0 during the fiscal years ended December 31, 2016 and December 31, 2015.

(e)
Audit Committee Pre-Approval Policies and Procedures:    The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or

3

  more of its members who are not "interested persons" of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's executive officers or RMR Advisors LLC (the "Advisor"), the registrant's investment adviser. The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.

(e)
(2)  Percentages of Services: None.

(f)
Not applicable.

(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor for the fiscal years ended December 31, 2016 and December 31, 2015, except for tax compliance services rendered to the registrant described in subparagraph (c) above.

(h)
Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are John L. Harrington, Joseph L. Morea and Jeffrey P. Somers.

(b)
Not applicable.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        Fernando Diaz.    Mr. Diaz is the President and Senior Portfolio Manager of the registrant since February 2015. Mr. Diaz served as a Vice President and a portfolio manager of the registrant between May 2007 and February 2015; prior to the registrant's merger with Old RMR Real Estate Income Fund or Old RIF on January 20, 2012, Mr. Diaz was a Vice President and a portfolio manager of Old RIF, both offices he served in from May 2007 until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Diaz became a portfolio manager of the registrant and served in that capacity until February 2015 when he became the Senior Portfolio Manager of the registrant. Mr. Diaz is also Vice President of RMR Advisors LLC (since 2007), and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

4

        Adam D. Portnoy.    Mr. Portnoy is a Managing Trustee and a portfolio manager of the registrant. Mr. Portnoy has served as a Managing Trustee of the registrant since March 2009. Mr. Portnoy was also the President and Chief Executive Officer of the registrant from May 2007 to February 2015. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee of Old RIF (from March 2009) and the President and a portfolio manager of Old RIF (each from May 2007), each being offices he served in until the closing of such merger of January 20, 2012. Upon the closing of such merger, Mr. Portnoy became a portfolio manager of the registrant and has served in that capacity since such time. Mr. Portnoy is also President and a Director of RMR Advisors LLC since 2007 and Chief Executive Officer of RMR Advisors LLC since 2015; Managing Director, President, Chief Executive Officer and a Director of The RMR Group Inc. since 2015; President and Chief Executive Officer of The RMR Group LLC ("RMR LLC") since 2006; Director of RMR LLC from 2006 to 2015; Director, President and Chief Executive Officer of Tremont Realty Advisors LLC since 2016; owner, Trustee and officer of ABP Trust, the controlling shareholder of The RMR Group Inc.; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014); owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, he was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation, and previously founded and served as CEO of a privately financed Internet telecommunication company. Mr. Portnoy is the son of a Barry M. Portnoy, a Managing Trustee of the registrant and a portfolio manager of the registrant.

        Barry M. Portnoy.    Mr. Portnoy is a Managing Trustee and a portfolio manager of the registrant. Mr. Portnoy served as a Managing Trustee of the registrant since its inception. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee and a portfolio manager of Old RIF, both offices he served in from Old RIF's inception until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Portnoy became a portfolio manager of the registrant and has served in that capacity since such time. Mr. Portnoy is also a Director and Vice President of RMR Advisors LLC since 2002 and Chairman of RMR Advisors LLC since 2015; Managing Director of The RMR Group Inc. since 2015; Chairman of RMR LLC since 1998 and Director of RMR LLC from 1986 until 2015; Chairman of Tremont Realty Advisors LLC since 2016; owner and Trustee of ABP Trust; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 1986 to 2014; owner and Director of Sonesta International Hotels Corporation since 2012; and prior to becoming a full time employee of RMR LLC in 1997, he was a partner and Chairman of Sullivan & Worcester LLP.

        The portfolio managers generally function as a team. Mr. Barry Portnoy and Mr. Adam Portnoy provide strategic guidance to the team, while Mr. Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with the registrant and Old RIF by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with such funds' predecessor funds.

        CONFLICTS OF INTEREST:    Messrs. Diaz is only responsible for the day to day management of the registrant's account. Mr. Adam Portnoy and Mr. Barry Portnoy are also responsible for strategic

5

guidance for the registrant and for accounts managed by Tremont Realty Advisors LLC, an affiliate of RMR LLC. The accounts managed by Tremont Realty Advisors LLC do not invest in the same type of investments that the registrant invests. Therefore, there are no conflicts of interest with allocation of trades. Nonetheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the supervision of the registrant's board of trustees, RMR Advisors LLC, the registrant's investment adviser (the "Advisor"), is authorized to employ such securities brokers and dealers for the purchase and sale of fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the registrant, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the registrant's account.

        COMPENSATION:    The Advisor pays no direct compensation to Messrs. Barry and Adam Portnoy for their services.

        The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered by

6

individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Messrs. Barry Portnoy and Adam Portnoy receive compensation for their services to affiliates of the Advisor.

        The foregoing compensation information is as of December 31, 2016.

        OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of December 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of December 31, 2016.
Fernando Diaz	$10,001 - $50,000
Adam D. Portnoy	Over $1,000,000*
Barry M. Portnoy	Over $1,000,000*

*
Includes certain equity securities of the registrant directly owned by ABP Trust that may be deemed to be beneficially owned by Messrs. Barry Portnoy and Adam Portnoy as a result of their ownership of ABP Trust; Messrs. Barry Portnoy and Adam Portnoy disclaim beneficial ownership of equity securities of the registrant directly owned by ABP Trust except to the extent they may have a pecuniary interest therein.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the fiscal year ended December 31, 2016, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

7

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)
Proxy Voting Policies and Procedures of the registrant are attached hereto.

8

 RMR FUNDS
(each, a "Trust")

VOTING PROXIES

ADOPTED/AMENDED:

        Refer to Master Schedule contained in Trusts' Compliance Manual.

LEGAL REFERENCE:

        Rule 30b1-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), requires that mutual funds annually file Form N-PX, which contain the mutual fund's complete proxy voting record for the 12-month period ending on June 30th each year. Each mutual fund must adopt policies and procedures that it uses in deciding how to vote proxies, including procedures the mutual fund uses when deciding how to vote proxies on issues presenting a conflict between the interests of mutual fund shareholders and those of the mutual fund's investment advisor, subadvisor(s), administrator, subadministrator, transfer agents, underwriter, or certain of their affiliates, if any.

POLICY:

        It is the policy of the Trusts that any proxies received from issuers whose securities are held by a Trust are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders of the applicable Trust.

PROCEDURES:

  •
  Set forth in the Trusts' Policies and Procedures for Voting Proxies.

RESPONSIBILITY:

  •
  The Trusts' Proxy Manager shall have the responsibilities set forth in the Policies and Procedures for Voting Proxies.

CONTROLS/TESTING PROCEDURES:

  •
  The Trusts' Chief Compliance Officer (the "CCO"), no less than annually, shall confirm that all required reports to the Board of Trustees as set forth in the Policies and Procedures for Voting Proxies have been made.

EVALUATION:

        The Policies and Procedures for Voting Proxies are designed to ensure that proxies are voted in an appropriate manner. Such procedures are designed to resolve conflicts on interest that the Trusts' investment advisor may have in voting proxies on behalf of the Trusts.

RELATED INFORMATION:

  •
  Policies and Procedures for Voting Proxies

  •
  RMR Advisors, Inc.'s Policies and Procedures for Proxy Voting

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 RMR FUNDS

POLICIES AND PROCEDURES FOR VOTING PROXIES

        1.    Purpose.    The purpose of this document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trusts and any other investment company then advised by the Trusts' investment advisor. These policies and procedures are to be implemented by the investment advisor or sub-advisor, if any, (the "Advisor") to the Trusts.

        2.    Definition of Proxy.    A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter

        3.    Policy for Voting Proxies.

          (a)    Fiduciary Considerations.    Proxies are voted solely in the interests of the shareholders of the Trusts. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b)    Management Recommendations.    Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.

The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trusts' shareholders.

        4.    Conflicts of Interest.    The Trusts recognize that under certain circumstances their Advisor may have a conflict of interest in voting proxies on behalf of the Trusts. Such circumstances may include, but are not limited to, situations where the Advisor or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Advisor shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of Trusts, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Advisor's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Advisor shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Advisor's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Advisor may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Trustees and the Advisor shall follow the instructions of the Board of Trustees. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Trustees on a quarterly basis.

        5.    Proxy Manager Approval.    Votes are subject to approval by the proxy manager, the Trust's treasurer or the Trust's portfolio manager. The Trust's President or his delegatee shall be the proxy manager.

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        6.    Proxy Voting Procedures.    Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

        7.    Report to the Board.    On a quarterly basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:
/s/ FERNANDO DIAZ Fernando Diaz President Date: February 21, 2017

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ FERNANDO DIAZ Fernando Diaz President Date: February 21, 2017
By:
/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: February 21, 2017

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QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – December 31, 2016
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements December 31, 2016
Report of Independent Registered Public Accounting Firm
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
RMR FUNDS (each, a "Trust")
VOTING PROXIES
RMR FUNDS
POLICIES AND PROCEDURES FOR VOTING PROXIES
SIGNATURES